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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): February 12, 2002


                        COMMISSION FILE NUMBER 333-92383


                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)


             DELAWARE                              06-1397316
    (State of Incorporation)           (I.R.S. Employer Identification No.)


             251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS 01887
               (Address of Principal Executive Offices) (Zip Code)


                                  978-658-6000
              (Registrant's Telephone Number, Including Area Code)


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                              ITEM 5. OTHER EVENTS

On February 12, 2002, the Registrant issued a press release announcing the consideration to be paid by its wholly-owned subsidiary, Charles River Laboratories, Inc., in its cash tender offer for any and all of its outstanding 13.5% Senior Subordinated notes due 2009. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.


EXHIBIT 99.1

Press Release dated February 12, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Dated: February 14, 2002

                                  BY: /s/ Dennis R. Shaughnessy
                                      ------------------------------------------
                                      Dennis R. Shaughnessy, Sr. Vice President,
                                      Corporate Development, General Counsel
                                      and Secretary